UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________

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☐	Soliciting Material Pursuant to Rule 14a-12

THE MAINSTAY FUNDS
(Name of Registrant as Specified in Its Charter)
_________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 20, 2009

Dear Valued Client:

Thank you for voting your proxy in favor of the proposed merger of MainStay Institutional Bond Fund with and into MainStay Intermediate Term Bond Fund.

In connection with this proposed merger, the MainStay Intermediate Term Bond Fund’s investment manager, New York Life Investment Management LLC (“New York Life Investments”) agreed to limit the total ordinary operating expenses of the Class I shares of the MainStay Intermediate Term Bond Fund from 0.70% to 0.50% immediately following the merger through November 27, 2009. Thereafter, the total ordinary operating expenses for Class I shares will be 0.60%.  This fee level represents a 0.10% increase over the current expense ratio of Class I shares of the Institutional Bond Fund, which are currently limited to 0.50%.  However, the current limitation on the Institutional Bond Fund is set to expire on November 27, 2009.

While we recognize that past performance is not a guarantee of future results, we believe that shareholders of MainStay Institutional Bond Fund may benefit from the potential for stronger and more consistent investment performance as historically demonstrated by MainStay Intermediate Term Bond Fund.  Further, we believe that shareholders of both Funds may benefit from the potential increased economies-of-scale associated with combining the Funds’ assets.

Because McMorgan & Company LLC is an investment fiduciary with respect to your retirement plan, and you have not previously authorized us to use the MainStay Intermediate Term Bond Fund as an investment option under your plan, your written consent is needed in order that we may continue this investment on a seamless basis as the merger is implemented.

Therefore, unless you notify us to the contrary by October 7, 2009, we will treat your voted proxy as written evidence of your approval of the MainStay Intermediate Term Bond Fund as an investment option under your plan.  Following the merger, there will be no limitations on our use of the MainStay Intermediate Term Bond Fund as an investment vehicle for your plan, except as imposed by your investment guidelines. Since the Prospectus for the MainStay Intermediate Term Bond Fund was a part of the proxy materials you received, your return of the proxy evidences that you received the Prospectus.

Please note that if you do notify us to the contrary, your plan's existing investment in the MainStay Institutional Bond Fund would have to be liquidated prior to the merger with MainStay Intermediate Term Bond Fund.  This may have an adverse effect on our ability to meet your investment objectives.

425 Market Street, Suite 1600  ●  San Francisco , California   94105-2498
Web: www.mcmorgan.com  Phone:(415) 788-9300  Fax:(415) 616-9300

If you have any questions or concerns, please contact your Client Service Officer.

Sincerely,

/s/ John F. Santaguida

John F. Santaguida
Chief Executive Officer
McMorgan & Company LLC

Please call 1-800-MAINSTAY (800-624-6782) for a prospectus. Investors are asked to consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company.  Please read the prospectus carefully before investing.

Securities distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054.

425 Market Street, Suite 1600  ●  San Francisco , California   94105-2498
Web: www.mcmorgan.com  Phone:(415) 788-9300  Fax:(415) 616-9300

August 20, 2009

Dear Valued Client:

Earlier this year, McMorgan & Company LLC (“McMorgan”) made the decision to retain our affiliate, MacKay Shields LLC (“MacKay Shields”), as the sub-advisor to all of our fixed income portfolios beginning in April 2009. As a result of this decision, the Board of Trustees (“Board”) of The MainStay Funds (the “Trust”) replaced McMorgan with MacKay Shields as the interim subadvisor for MainStay Institutional Bond Fund (the “Fund”) in April and made corresponding changes to the Fund’s investment objective, strategies, and restrictions.

As a result of these changes, the MainStay Institutional Bond Fund now has substantially similar investment objectives, strategies, and restrictions as the MainStay Intermediate Term Bond Fund, which is also subadvised by MacKay Shields.  Accordingly, the Board approved a merger, of MainStay Institutional Bond Fund with and into MainStay Intermediate Term Bond Fund. This merger is subject to a proxy vote by the shareholders of the Fund at a special meeting originally scheduled for August 21, 2009, but adjourned to September 28, 2009.  If approved, the merger will be completed on or about October 9, 2009.  You should have received a copy of the proxy and Intermediate Term Bond Fund prospectus (“Prospectus”) under separate cover (an additional copy is included with this letter).

While we recognize that past performance is not a guarantee of future results, we believe that shareholders of MainStay Institutional Bond Fund may benefit from the potential for stronger and more consistent investment performance as historically demonstrated by MainStay Intermediate Term Bond Fund. Further, we believe that shareholders of both Funds may benefit from the potential increased economies-of-scale associated with combining the Funds’ assets.  Following the merger, subject to your approval below, there will be no limitations on our use of the successor Fund as an investment vehicle for your Plan, except as imposed by your investment guidelines.

As of June 30, 2009, the performance for the two affected mutual funds was:

	Inc.	1 Year	3 Year	5 Year	10 Year	Since
	Date	Tot Ret	Avg Ann	Avg Ann	Avg Ann	Incep.
Institutional Bond I	7/14/94	3.60%	4.78%	3.75%	4.83%	5.41%
Intermediate Term Bond I	1/2/91	6.09%	6.19%	4.80%	5.28%	6.10%

Performance data quoted represents past performance.  Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. For current to the most recent month-end performance information, please contact 800-MAINSTAY (800-624-6782) or visit www.mainstayfunds.com

425 Market Street, Suite 1600  ●  San Francisco , California   94105-2498
Web: www.mcmorgan.com  Phone:(415) 788-9300  Fax:(415) 616-9300

The Fund’s investment manager, New York Life Investment Management LLC (“New York Life Investments”) agreed to limit the total ordinary operating expenses of the Class I shares of the Fund from 0.70% to 0.50% immediately following the reorganization through November 27, 2009. Thereafter, the total ordinary operating expenses for Class I shares will be 0.60%.  This fee level represents a 0.10% increase over the current expense ratio of Class I shares of the Fund, which are currently limited to 0.50%.  However, this limitation is set to expire on November 27, 2009.

As previously communicated, these decisions are designed to generate greater investment returns for our clients. Going forward, McMorgan will continue its mission of helping the Taft-Hartley market achieve their investment objectives, and remains fully committed to servicing your portfolios and providing the investment advisory services you depend upon.

Because McMorgan is also an investment fiduciary with respect to your retirement plan, and you have not previously authorized us to use the MainStay Intermediate Term Bond Fund as an investment option under your plan, your written consent is needed in order that we may continue this investment on a seamless basis as the merger is implemented.   Your signature approving the proxy will also serve as written evidence of your approval based on the above terms, and confirmation that you received the Prospectus.  Please note that by sending you this letter, we are not asking you for a proxy regarding the proposed merger of MainStay Institutional Bond Fund with and into MainStay Intermediate Term Bond Fund.  If you do not return a signed proxy indicating your approval, your plan's existing investment in the MainStay Institutional Bond Fund may have to be liquidated prior to the merger and held until we receive your written instructions.  This may have an adverse effect on our ability to meet your investment objectives.

If you have any questions or concerns, please contact your Client Service Officer.

Sincerely,

/s/ John F. Santaguida

John F. Santaguida
Chief Executive Officer
McMorgan & Company LLC

Please call 1-800-MAINSTAY (800-624-6782) for a prospectus. Investors are asked to consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company.  Please read the prospectus carefully before investing.  Securities distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054.

425 Market Street, Suite 1600  ●  San Francisco , California   94105-2498
Web: www.mcmorgan.com  Phone:(415) 788-9300  Fax:(415) 616-9300

August 20, 2009

Dear Valued Client:

Earlier this year, McMorgan & Company LLC (“McMorgan”) made the decision to retain our affiliate, MacKay Shields LLC (“MacKay Shields”), as the sub-advisor to all of our fixed income portfolios beginning in April 2009. As a result of this decision, the Board of Trustees (“Board”) of The MainStay Funds (the “Trust”) replaced McMorgan with MacKay Shields as the interim subadvisor for MainStay Institutional Bond Fund (the “Fund”) in April and made corresponding changes to the Fund’s investment objective, strategies, and restrictions.

As a result of these changes, the MainStay Institutional Bond Fund now has substantially similar investment objectives, strategies, and restrictions as the MainStay Intermediate Term Bond Fund, which is also subadvised by MacKay Shields.  Accordingly, the Board approved a merger, of MainStay Institutional Bond Fund with and into MainStay Intermediate Term Bond Fund. This merger is subject to a proxy vote by the shareholders of the Fund at a special meeting originally scheduled for August 21, 2009, but adjourned to September 28, 2009.  If approved, the merger will be completed on or about October 9, 2009.  You should have received a copy of the proxy and Intermediate Term Bond Fund prospectus (“Prospectus”) under separate cover.

While we recognize that past performance is not a guarantee of future results, we believe that shareholders of MainStay Institutional Bond Fund may benefit from the potential for stronger and more consistent investment performance as historically demonstrated by MainStay Intermediate Term Bond Fund. Further, we believe that shareholders of both Funds may benefit from the potential increased economies-of-scale associated with combining the Funds’ assets.  Following the merger, subject to your approval below, there will be no limitations on our use of the successor Fund as an investment vehicle for your Plan, except as imposed by your investment guidelines.

As of June 30, 2009, the performance for the two affected mutual funds was:

	Inc.	1 Year	3 Year	5 Year	10 Year	Since
	Date	Tot Ret	Avg Ann	Avg Ann	Avg Ann	Incep.
Institutional Bond I	7/14/94	3.60%	4.78%	3.75%	4.83%	5.41%
Intermediate Term Bond I	1/2/91	6.09%	6.19%	4.80%	5.28%	6.10%

Performance data quoted represents past performance.  Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. For current to the most recent month-end performance information, please contact 800-MAINSTAY (800-624-6782) or visit www.mainstayfunds.com

The Fund’s investment manager, New York Life Investment Management LLC (“New York Life Investments”) agreed to limit the total ordinary operating expenses of the Class I shares of the Fund from 0.70% to 0.50% immediately following the reorganization through November 27, 2009. Thereafter, the total ordinary operating expenses for Class I shares will be 0.60%.  This fee level represents a 0.10% increase over the current expense ratio of Class I shares of the Fund, which are currently limited to 0.50%.  However, this limitation is set to expire on November 27, 2009.

425 Market Street, Suite 1600   ●  San Francisco , California   94105-2498
Web: www.mcmorgan.com  Phone:(415) 788-9300  Fax:(415) 616-9300

As previously communicated, these decisions are designed to generate greater investment returns for our clients. Going forward, McMorgan will continue its mission of helping the Taft-Hartley market achieve their investment objectives, and remains fully committed to servicing your portfolios and providing the investment advisory services you depend upon.

Because McMorgan is also an investment fiduciary with respect to your retirement plan, and you have not previously authorized us to use the MainStay Intermediate Term Bond Fund as an investment option under your plan, your written consent is needed in order that we may continue this investment on a seamless basis as the merger is implemented.   Accordingly, please sign and return a copy of this letter not later than October 7, 2009 to:

McMorgan & Company LLC
425 Market Street, Suite 1600
San Francisco, California 94105
Attn: Teresa Pasillas, Legal Assistant

Your signature approving the proxy will also serve as written evidence of your approval based on the above terms.  Please note that by sending you this letter, we are not asking you for a proxy regarding the proposed merger of MainStay Institutional Bond Fund with and into MainStay Intermediate Term Bond Fund. If you do not return either this letter or a signed proxy indicating your approval, your plan's existing investment in the MainStay Institutional Bond Fund may have to be liquidated prior to the merger and held until we receive your written instructions.  This may have an adverse effect on our ability to meet your investment objectives.

If you have any questions or concerns, please contact your Client Service Officer.

Sincerely,

/s/ John F. Santaguida

John F. Santaguida
Chief Executive Officer
McMorgan & Company LLC

On behalf of the ___________________________ [Plan and Trust], I acknowledge receipt of the Prospectus and consent to McMorgan's use of the MainStay Intermediate Term Bond Fund as an investment vehicle for the Plan.

By:           ____________________________
Title:	____________________________
Date:	____________________________

Please call 1-800-MAINSTAY (800-624-6782) for a prospectus. Investors are asked to consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company.  Please read the prospectus carefully before investing.  Securities distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054.

425 Market Street, Suite 1600  l San Francisco , California 94105-2498
Web:www.mcmorgan.com  Phone:(415) 788-9300   Fax:(415) 616-9300

169 Lackawanna Ave. Parsippany, NJ 07054 mainstayinvestments.com

August 21, 2009

Special Notice to MainStay Institutional Bond Fund Shareholders

With regards to the current proxy, we did not have a quorum present at the August 21, 2009, shareholder meeting. For this reason, the shareholder meeting was adjourned until September 28, 2009. The purpose of the adjournment is to allow the Fund additional time to solicit enough proxies to achieve quorum and pass the proposal. Many shareholders of the Fund are clients of McMorgan & Company LLC. The adjournment will also give McMorgan additional time to obtain the necessary consents from its retirement plan clients authorizing the use of MainStay Intermediate Term Bond Fund as an investment option as required by The Employee Retirement Income Security Act of 1974 (ERISA).

With the adjournment of the shareholder meeting, the interim subadvisor agreement under which MacKay Shields LLC serves as subadviser to the Fund will expire prior to the completion of the proposed reorganization. The interim subadvisor agreement will expire on September 12, 2009. To ensure uninterrupted receipt by the Fund of portfolio management services from that date until the completion of the proposed reorganization, New York Life Investment Management LLC will continue to serve as investment manager of the Fund. Additionally, after September 12, 2009, Messrs. Gary Goodenough and James Ramsay will continue to serve as the Fund’s portfolio managers and continue to manage the day-to-day operations of the Fund in their capacity as officers of New York Life Investment Management LLC.

If you have any questions, please feel free to call 800-MAINSTAY (624-6782).

Securities distributed by NYLIFE Distributors LLC.